Exhibit 10.2
FIRST AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT
     This First Amendment to Executive Employment Agreement (this “First Amendment”) is made and entered into as of the 19th day of June, 2008, by and between Philip A. Pendergraft, a resident of the state of Texas (“Executive”), and Penson Worldwide, Inc., a Delaware corporation (the “Company”).
RECITALS
     WHEREAS, Executive and the Company are parties to that certain Executive Employment Agreement, dated April 21, 2006 (the “Employment Agreement”); and
     WHEREAS, Executive and Company desire now to amend the Employment Agreement as set forth herein.
     NOW, THEREFORE, in consideration of the premises herein and in reliance on the covenants and agreements hereinafter set forth and subject to the terms and conditions contained herein, Executive and the Company agree as follows:
AGREEMENTS
I. DEFINED TERMS.
     Capitalized terms used but not defined herein shall have the meanings afforded such terms in the Employment Agreement.
II. AMENDMENT.
     The introductory paragraph to Section III.B. of the Agreement is hereby amended in its entirety to read as follows:
     Annual Bonus Compensation Opportunities. As a performance and retention incentive, Executive shall be eligible to earn an annual bonus award. The terms and conditions of each such annual bonus award opportunity shall be provided in writing to Executive not later than January 31 of each calendar year for that calendar year and shall be attached to this Agreement each year as Attachment 1; provided, that the foregoing sentence shall not be applicable to any annual bonus opportunity for Executive determined by the Compensation Committee on or prior to June 30, 2008, for the 2008 calendar year or any portion thereof. However, the following will apply to each annual bonus award opportunity made available to Executive during Executive’s employment with Employer.

III. NO OTHER AMENDMENTS.
     Except as expressly herein amended, the Employment Agreement shall continue in full force and effect in accordance with its terms.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company and Executive have executed this Amendment to be effective as of the date first set forth above.

THE COMPANY Penson Worldwide, Inc.
By:	/s/ David Johnson
	Name:	David Johnson
	Title:	Chairman, Compensation Committee Board of Directors

EXECUTIVE
/s/ Philip A. Pendergraft
Name:	Philip A. Pendergraft

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